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                                                                    Exhibit 10.3


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                              ASSIGNMENT AGREEMENT

                                  By and Among

                         RELIANCE GROUP HOLDINGS, INC.,

                           RELIANCE INSURANCE COMPANY,

                      RELIANCE NATIONAL INDEMNITY COMPANY,

                        UNITED PACIFIC INSURANCE COMPANY,

                     RELIANCE INSURANCE COMPANY OF ILLINOIS,

                      RELIANCE NATIONAL INSURANCE COMPANY,

                      RELIANCE UNIVERSAL INSURANCE COMPANY

                             KEMPER CASUALTY, INC.,

                        KEMPER CASUALTY INSURANCE COMPANY

                                       and

                       LUMBERMENS MUTUAL CASUALTY COMPANY

                            Dated as of July 14, 2000

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                              ASSIGNMENT AGREEMENT

                  This ASSIGNMENT AGREEMENT (this "Agreement"), dated as of July 14, 2000, is entered into by and among Reliance Group Holdings, Inc., a Delaware corporation ("Parent"), Reliance Insurance Company, a Pennsylvania insurance company and an indirect wholly-owned subsidiary of Parent ("Reliance"), Reliance National Indemnity Company, a Wisconsin insurance company and a wholly-owned subsidiary of Reliance ("RNIC"), United Pacific Insurance Company, a Pennsylvania insurance company and a wholly-owned subsidiary of Reliance ("UPIC"), Reliance Insurance Company of Illinois, an Illinois insurance company and a wholly-owned subsidiary of Reliance ("RICI"), Reliance National Insurance Company, a Delaware insurance company and a wholly-owned subsidiary of Reliance ("Reliance National Insurance") and Reliance Universal Insurance Company, a California insurance company and a wholly-owned subsidiary of Reliance ("RUIC") (Reliance, RNIC, UPIC, RICI, Reliance National Insurance and RUIC collectively, the "Seller Insurer Parties," and together with Parent, the "Seller Parties"), Kemper Casualty, Inc., a Delaware corporation ("KCI"), Kemper Casualty Insurance Company, an Illinois insurance company and wholly-owned subsidiary of KCI ("Kemper") and Lumbermens Mutual Casualty Company, an Illinois mutual insurance company ("Lumbermens," and together with Kemper and KCI, "Purchasers").

                               W I T N E S S E T H

                  WHEREAS, Seller Parties and Purchasers are parties to a Transfer and Purchaser Agreement, dated as of July 14, 2000 (the "Transfer and Purchase Agreement"), pursuant to which, among other things, Seller Parties will sell, and Purchasers will acquire, the Transferred Assets (as defined in the Transfer and Purchase Agreement) upon the terms and subject to the conditions set forth in the Transfer and Purchase Agreement; and

                  NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements set forth herein and in the Transfer and Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  Section 1. Definitions. Capitalized terms used herein and not defined herein shall have the respective meanings assigned to them in the Transfer and Purchase Agreement.


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                  Section 2. Assignment of Transferred Assets; Acceptance of
Assignment. Seller Parties hereby assign, transfer, convey and deliver to Purchasers, and their successors and permitted assigns forever, as of the Closing, all of Seller Parties' right, title and interest in and to the Transferred Assets. Purchasers hereby accept the assignment, transfer, conveyance and delivery of the Transferred Assets.

                  Section 3. No Third Party Beneficiaries. This Agreement is for the sole and exclusive benefit of Seller Parties, Purchasers, and their respective successors and permitted assigns and nothing herein is intended or shall be construed to confer upon any Person other than Seller Parties, Purchasers, and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any term, covenant or condition hereof. Seller Parties and Purchasers hereby acknowledge and agree that the assignment to and assumption by Purchasers pursuant to this Agreement shall not relieve Seller Parties or Purchasers of any of their obligations under the Transfer and Purchase Agreement, which shall remain in full force and effect.

                  Section 4. Amendment. This Agreement may only be amended or modified by a written instrument executed by the parties hereto.

                  Section 5. Governing Law. This Agreement shall be deemed to have been made under and governed by the laws of New York, without regard to New York choice of law rules.

                  Section 6. Consent to Jurisdiction. Each of the parties hereto irrevocably and unconditionally submits to the exclusive jurisdiction of The United States District Court for the Southern District of New York or, if such court does not have jurisdiction, New York State Supreme Court in the borough of Manhattan, for purposes of enforcing this Agreement. The parties shall take such actions as are within their control to cause any matter contemplated hereby to be assigned to the Commercial Division of the Supreme Court. In any such action, suit or other proceeding, each of the parties hereto irrevocably and unconditionally waives and agrees not to assert by way of motion, as a defense or otherwise any claims that it is not subject to the jurisdiction of the above court, that such action or suit is brought in an inconvenient forum or that the venue of such action, suit or other proceeding is improper. In any such action, suit or other proceeding, each of the parties hereto also agrees that any final and unappealable judgment against a party hereto in connection with any action, suit or other proceeding shall be conclusive and binding on such party and that such award or judgment may be enforced in any court of competent jurisdiction, either within or outside of the United States. A certified or exemplified copy of such award or judgment shall be conclusive evidence of the fact and amount of such award or judgment.

                                       2

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                  Section 7. Binding Effect; Assignment; Interpretation. This
Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted assigns and legal representatives. Neither this Agreement, nor any right or obligation hereunder, may be directly or indirectly assigned or transferred by any party, in whole or in part, to any third party, including, without limitation, any bankruptcy trustee, by operation of law or otherwise, whether voluntary or involuntary, without the prior written consent of the other party hereto. In case of any conflict between this Agreement and (a) the Transfer and Purchase Agreement or (b) any other Ancillary Agreement, the Transfer and Purchase Agreement or the other Ancillary Agreement shall govern.

                  Section 8. Execution in Counterpart. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts together shall constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.







                                       3
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                  IN WITNESS WHEREOF, this Assignment Agreement has been duly executed and delivered by the duly authorized officers of Seller Parties and Purchasers as of the date first above written.

                               RELIANCE GROUP HOLDINGS, INC.


                               By:   /s/ David Grill
                                     -------------------------------------------
                                     Name:       David Grill
                                     Title:      Vice President and Treasurer

                               RELIANCE INSURANCE COMPANY


                               By:   /s/ George Terry Van Gilder
                                     -------------------------------------------
                                     Name:       George Terry Van Gilder
                                     Title:      President & CEO

                               RELIANCE NATIONAL INDEMNITY
                               COMPANY

                               By:   /s/ George Terry Van Gilder
                                     -------------------------------------------
                                     Name:       George Terry Van Gilder
                                     Title:      President & CEO

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                             UNITED PACIFIC INSURANCE COMPANY


                             By:   /s/ George Terry Van Gilder
                                   --------------------------------------------
                                   Name:       George Terry Van Gilder
                                   Title:      President & CEO

                             RELIANCE INSURANCE COMPANY OF ILLINOIS


                             By:   /s/ George Terry Van Gilder
                                   --------------------------------------------
                                   Name:       George Terry Van Gilder
                                   Title:      President & CEO

                             RELIANCE NATIONAL INSURANCE
                             COMPANY

                             By:   /s/ George Terry Van Gilder
                                   --------------------------------------------
                                   Name:       George Terry Van Gilder
                                   Title:      President & CEO

                             RELIANCE UNIVERSAL INSURANCE
                             COMPANY

                             By:   /s/ George Terry Van Gilder
                                   --------------------------------------------
                                   Name:       George Terry Van Gilder
                                   Title:      President & CEO

                             KEMPER CASUALTY, INC.


                             By:   /s/ Dennis Kane
                                   --------------------------------------------
                                   Name:       Dennis Kane
                                   Title:


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                                KEMPER CASUALTY INSURANCE
                                COMPANY

                                By:   /s/ Dennis Kane
                                      ------------------------------------------
                                      Name:       Dennis Kane
                                      Title:      President & CEO

                                LUMBERMENS MUTUAL CASUALTY
                                COMPANY

                                By:   /s/ Dennis Kane
                                      ------------------------------------------
                                      Name:       Dennis Kane
                                      Title:      President & CEO